UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2011 (January 8, 2011)

PROGRESS ENERGY, INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-15929	56-2155481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 S. Wilmington St., Raleigh, North Carolina		27601-1748
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 546-6111

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 8, 2011, Duke Energy Corporation, a Delaware corporation (“Duke Energy”), Diamond Acquisition Corporation, a North Carolina corporation (“Merger Sub”), and Progress Energy, Inc. (“Progress Energy”), a North Carolina corporation, entered into an Agreement and Plan of Merger (together with the exhibits thereto, the “Merger Agreement”). Merger Sub is a newly-formed, wholly-owned direct subsidiary of Duke Energy.

The Merger Agreement provides that Merger Sub will merge with and into Progress Energy (the “Merger”) and each share of Progress Energy common stock will be cancelled and converted into the right to receive 2.6125 shares of Duke Energy common stock, subject to appropriate adjustment for a reverse stock split of the Duke Energy common stock as contemplated in the Merger Agreement (and except that any shares of Progress Energy common stock that are owned by Progress Energy, other than in a fiduciary capacity, will be cancelled without any consideration therefor). Each outstanding option to acquire, and each outstanding equity award relating to, one share of Progress Energy common stock will be converted into an option to acquire, or an equity award relating to, 2.6125 shares of Duke Energy common stock, as applicable, subject to appropriate adjustment for the reverse stock split. As a result of the Merger, Progress Energy will become a wholly-owned subsidiary of Duke Energy and the former shareholders of Progress Energy will become shareholders of Duke Energy. The board of directors of Duke Energy has approved a reverse share split (at a ratio of 1-for-2 or 1-for-3, to be determined by the board of directors of Duke Energy after consultation with Progress Energy) that will be effective prior to the Merger and will be subject to the Merger being completed and receipt of the requisite approval of the shareholders of Duke Energy.

The Merger Agreement provides that upon completion of the Merger, Duke Energy will have an eighteen member board of directors. All 11 current directors of Duke Energy will continue as directors, subject to their ability and willingness to serve. Seven of the current directors of Progress Energy will be added to the board of directors of Duke Energy upon completion of the Merger, subject to their ability and willingness to serve, with such seven directors to be designated by Progress Energy, following reasonable consultation with Duke Energy, no later than March 20, 2011.

James E. Rogers, Chairman, President and Chief Executive Officer of Duke Energy, will be the Executive Chairman of the Board of Directors of Duke Energy following the completion of the Merger. Duke Energy, Merger Sub and Mr. Rogers have executed a term sheet (the “Rogers Employment Agreement Term Sheet”) pursuant to which the parties agree to amend the existing employment agreement for Mr. Rogers in certain respects to reflect the changes to Mr. Rogers’ duties and responsibilities in connection with the transactions contemplated by the Merger Agreement. William D. Johnson, Chairman, President and Chief Executive Officer of Progress Energy will be President and Chief Executive Officer of Duke Energy following the completion of the Merger. Duke Energy, Merger Sub and Mr. Johnson have executed a term sheet (the “Johnson Employment Agreement Term Sheet”) pursuant to which the parties agree to enter into a new employment agreement for Mr. Johnson prior to the effective time of the Merger reflecting the terms in such term sheet. The Johnson Employment Agreement Term Sheet and the Rogers Employment Agreement Term Sheet are Exhibits C and D, respectively, to the Merger Agreement that is filed as Exhibit 2.1 hereto and are incorporated into this report by reference.

Duke Energy and Progress Energy have each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct their businesses in the ordinary course between the execution of the Merger Agreement and the completion of the Merger and covenants not to engage in certain kinds of transactions during that period. During such period, Progress Energy will not increase its $0.62 regular quarterly cash dividend without the prior written consent of Duke Energy and Duke Energy may increase its regularly quarterly cash dividend up to $0.25 per share without the prior written consent of Progress Energy commencing with the regular quarterly dividend that would be payable in 2011 with respect to the second quarter of 2011 and to up to $0.255 commencing with the regular quarterly dividend that would be payable in 2012 with respect to the second quarter of 2012. In addition, Duke Energy and Progress Energy have made certain additional customary covenants, including, among others, covenants, subject to certain exceptions, (A) to cause a shareholder meeting to be held to consider, in the case of Progress Energy, approval of the Merger Agreement and, in the case of Duke Energy, approval of the issuance of Duke Energy common stock in the Merger and the amendment to Duke Energy’s amended and restated certificate of incorporation to effect the reverse stock split discussed above, (B) not to solicit proposals relating to alternative business combination transactions, and (C) not to enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions.

Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of the shareholders of each of Duke Energy and Progress Energy, (ii) absence of any material adverse effect, (iii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (iv) absence of any order or injunction prohibiting the consummation of the Merger, (v) the registration statement of Duke Energy filed on Form S-4 having become effective, (vi) shares of Duke Energy common stock to be issued in connection with the Merger having been approved for listing on the New York Stock Exchange, (vii) subject to certain exceptions, the accuracy of representations and warranties with respect to Duke Energy’s and Progress Energy’s business, as applicable, (viii) receipt of customary tax opinions, (ix) receipt of all required statutory approvals from, among others, the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission, the Federal Communications Commission, and state public service and utility commissions and (x) the effectiveness of the amendment to Duke Energy’s amended and restated certificate of incorporation to effect the reverse stock split discussed above. The Merger Agreement contains certain termination rights for both Duke Energy and Progress Energy, and further provides that, upon termination of the Merger Agreement under specified circumstances, a party would be required to pay the other party’s fees and expenses in an amount not to exceed $30 million or a termination fee of $400 million in the case of a fee payable by Progress Energy to Duke Energy or a termination fee of $675 million in the case of a fee payable by Duke Energy to Progress Energy. The termination fee is payable by Duke Energy under specified circumstances, including (i) if Duke Energy enters into a definitive agreement with respect to certain business combinations (other than the Merger Agreement), or (ii) if Progress Energy terminates the Merger Agreement following a withdrawal by Duke Energy’s Board of Directors of its recommendation of the approval of the issuance of Duke Energy common stock in the Merger and the amendment to Duke Energy’s amended and restated certificate of incorporation to effect the reverse stock split discussed above under certain circumstances. The termination fee is payable by Progress Energy under specified circumstances, including (i) if Progress Energy enters into a definitive agreement with respect to certain business combinations (other than the Merger Agreement), or (ii) if Duke Energy terminates the Merger Agreement following a withdrawal by Progress Energy’s Board of Directors of its recommendation of the Merger Agreement and the Merger under certain circumstances.

The Merger Agreement has been filed to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Duke Energy, Progress Energy or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Merger Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to shareholders and (d) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Duke Energy or Progress Energy. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Duke Energy or Progress Energy.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 8, 2011, in connection with the execution of the Merger Agreement, each of Lloyd M. Yates, Jeffrey J. Lyash, John R. McArthur and Mark F. Mulhern (the “Progress Officers”), each of whom is an executive officer of Progress Energy, entered into a letter agreement (the “Letter Agreements”) with Progress Energy waiving certain rights of such Progress Officer under Progress Energy’s Management Change-in-Control Plan (the “CIC Plan”) and such Progress Officer’s employment agreement with Progress Energy or one of its subsidiaries. Pursuant to the Letter Agreements, each of the Progress Officers waives the right to resign with Good Reason under the CIC Plan or to assert a constructive termination under the employment agreement on account of (i) the relocation of the Progress Officer to Charlotte, North Carolina, (ii) a change in the Progress Officer’s position, duties or responsibilities on account of accepting the position identified in the Letter Agreement or (iii) a reduction in the Progress Officer’s incentive compensation opportunity on account of becoming a participant in Duke Energy’s incentive compensation plans following the consummation of the Merger; provided that his or her target incentive compensation opportunity is substantially similar to that of similarly situated executives of Duke Energy. The Letter Agreements will be terminated in the event that the Merger Agreement is terminated prior to the Merger being completed.

The foregoing description of the Letter Agreements does not purport to be complete and is qualified in its entirety by reference to the Letter Agreements, a form of which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Progress Energy cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Duke Energy and Progress Energy, including future financial and operating results, Progress Energy’s or Duke Energy’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite Duke Energy and Progress Energy shareholder approvals; the risk that Progress Energy or Duke Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in Progress Energy’s and Duke Energy’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither Progress Energy nor Duke Energy undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Duke Energy and Progress Energy, Duke Energy will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Duke Energy and Progress Energy that also constitutes a prospectus of Duke Energy. Duke Energy and Progress Energy will deliver the joint proxy statement/prospectus to their respective shareholders. Duke Energy and Progress Energy urge investors and shareholders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Duke Energy’s website (www.duke-energy.com) under the heading “Investors” and then under the heading “Financials/SEC Filings.” You may also obtain these documents, free of charge, from Progress Energy’s website (www.progress-energy.com) under the tab “Investors” and then under the heading “SEC Filings.”

PARTICIPANTS IN THE MERGER SOLICITATION

Duke Energy, Progress Energy, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Duke Energy and Progress Energy shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Duke Energy and Progress Energy shareholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Duke Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on March 22, 2010. You can find information about Progress Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on March 31, 2010. Additional information about Duke Energy’s executive officers and directors and Progress Energy’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from Duke Energy and Progress Energy using the contact information above.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 8, 2011, by and among Duke Energy Corporation, Diamond Acquisition Corporation and Progress Energy, Inc. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.)
10.1	Form of Letter Agreement, dated January 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.

Date: January 10, 2011

	By:	/s/ John R. McArthur
		Name:	John R. McArthur
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 8, 2011, by and among Duke Energy Corporation, Diamond Acquisition Corporation and Progress Energy, Inc. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.)
10.1	Form of Letter Agreement, dated January 8, 2011.